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                                                                    Exhibit 10.1


                        THE HOME SAVINGS AND LOAN COMPANY
                               OF YOUNGSTOWN, OHIO

                          1998 LONG-TERM INCENTIVE PLAN







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              THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN OHIO

                          1998 LONG-TERM INCENTIVE PLAN

                                      INDEX


SECTION                                  DESCRIPTION
-------                                  -----------

1                                        Purpose of the Plan

2                                        Definitions

3                                        Types of Awards Covered

4                                        Administration

5                                        Eligibility

6                                        Shares of Stock Subject to the Plan

7                                        Stock Options

8                                        Stock Appreciation Rights

9                                        Restricted Stock

10                                       Performance Awards

11                                       Other Stock-Based Incentive Awards

12                                       Exercise of Options

13                                       Rights in Event of Death or Disability

14                                       Award Agreements

15                                       Tax Withholding

16                                       Change of Control

17                                       Dilution or Other Adjustment

18                                       Transferability

19                                       Amendment or Termination

20                                       General Provisions

21                                       Plan Effective Date

22                                       Plan Termination



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              THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO

                          1998 LONG-TERM INCENTIVE PLAN


                                    SECTION 1
                               PURPOSE OF THE PLAN

 1.1 The 1998 Long-Term Incentive Plan, maintained by The Home Savings and Loan Company of Youngstown, Ohio, is intended to motivate key employees to enhance shareholder value by offering incentives to its key employees who are primarily responsible for the growth of the Company and to attract and retain qualified employees.

                                    SECTION 2
                                   DEFINITIONS

 2.1 Unless the context indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this
            Section:

              A) "AFFILIATE" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Sections 1563(a)(4) and (e)(3)(c).

              b) "AWARD" shall mean grants or awards under this Plan in the form of Options, SARs, Restricted Stock, Performance Awards or other stock-based incentive awards.

              c)  "BOARD" shall mean the Board of Directors of the Company.

              d) "CHANGE OF CONTROL" shall be deemed to have taken place on an occurrence of an event as defined in Section 16 of this Plan.

              e) "CODE" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time and related Treasury Regulations.

              f) "COMMITTEE" shall mean the Board, or any Committee comprised of two or more Outside Directors, that may be designated by the Board to administer the Plan, in accordance with Section 4 hereof.



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              g)  "COMMON STOCK" shall mean the common stock, par value $.01, of the Company.

              h) "COMPANY" shall mean The Home Savings and Loan Company of Youngstown, Ohio.

              i) "DEFERRED SHARES" an award made pursuant to Section 11 of the Plan of the right to receive Common Stock in lieu of cash thereof at the end of a specified time period.

              j) "DIRECTOR" shall mean any member of the Board.

              k) "DISABILITY" shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Code.

              l) "EMPLOYEE" shall mean any full-time employee of the Company or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Company or its Subsidiaries).

              m) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 as it may be amended from time to time.

              n) "FAIR MARKET VALUE" of the Common Stock on a given date shall be based upon either (i) if the Common Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Common Stock on such date (or, if there was no trading or quotation in the Common Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, the price will be equal to the Company's fair market value, as determined by the Committee in good faith based upon the best available facts and circumstances at the time.

              o)  "GRANTEE" shall mean a person granted an Award under the Plan.

              p) "IMMEDIATE FAMILY" shall mean with respect to a given Grantee that Grantee's spouse, children, or grandchildren (including adopted children or grandchildren).

              q) "ISO" shall mean an Award granted pursuant to the Plan to purchase shares of the Stock and IS intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

              r) "NON-EMPLOYEE DIRECTOR" shall mean a Director of the Company who is not an Employee nor has been an Employee at any time during the prior one-year period.



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              s)  "NQSO" shall mean an Award granted pursuant to the Plan to purchase shares of stock and IS NOT intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

              t) "OPTIONS" shall refer collectively to NQSOs and ISOs issued under and subject to the Plan.

              u) "OUTSIDE DIRECTOR" shall mean a non-employee Director within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any successor thereto, who are also "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder.

              v) "PERFORMANCE AWARDS" shall mean Awards under the Plan, payable in cash, Common Stock, other securities or other awards and shall confer on the holder thereof the right to receive payments, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

              w) "PERMITTED TRANSFEREE" shall mean any individual or entity as defined in Section 18.2 of this Plan.

              x) "PLAN" shall mean this 1998 Long-Term Incentive Plan as set forth herein and as amended from time to time.

              y) "RESTRICTED STOCK" shall mean an Award of Common Stock subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

              aa) RULES" means Rule 16(b)(3) and any successor provisions promulgated by the Securities and Exchange Commission under
                  Section 16 of the Exchange Act.

              bb) "SAR" shall mean an Award constituting the right to receive, upon surrender of the right, but without payment, an amount payable in cash.

              cc) "Subsidiary or Subsidiaries" shall mean any entity or entities in which the Company owns a majority of the voting power.

              dd) "TEN PERCENT SHAREHOLDER" shall mean any Grantee who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

                                    SECTION 3
                             TYPES OF AWARDS COVERED

3.1      Awards granted, under the Plan may be:

              a)   stock options ("Options") which may be designated as:


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                   (i)   nonqualified stock options ("NQSOs"); or

                   (ii)  incentive stock options ("ISOs");

              b)   stock appreciation rights ("SARs");

              c)   restricted stock awards ("Restricted Stock");

              d)   performance awards ("Performance Awards"); or

              e)   other forms of stock-based incentive awards.

                                    SECTION 4
                                 ADMINISTRATION

4.1 The Plan shall be administered by the Committee. Subject to the provisions of the Plan and applicable law, the Committee shall have full discretion and the exclusive power to:

              a) select the Employees who will participate in the Plan and to make Awards to such Employees;

              b) determine the time at which such Awards shall be granted and any terms and conditions with respect to such Awards as shall not be inconsistent with the provisions of the Plan; and

              c) resolve all questions relating to the administration of the Plan, and applicable law.

4.2 The interpretation of and application by the Committee of any provision of the Plan shall be final and conclusive. The Committee, in its sole discretion, may establish such rules and guidelines relating to the Plan as it may deem appropriate.

4.3 The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

4.4 No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder. All members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


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                                    SECTION 5
                                   ELIGIBILITY

5.1 The individuals who shall be eligible to participate in the Plan shall be officers, management, and such other key Employees of the Company and Subsidiaries (including any directors who are also employees) as the Committee may from time to time determine.

5.2 Directors of the Company who are not employees of the Company shall be eligible to participate in the Plan.

5.3 An Employee or Non-Employee Director who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.


                                    SECTION 6
                       SHARES OF STOCK SUBJECT TO THE PLAN

6.1 Awards may be granted with respect to the Common Stock of the Company.

6.2 Shares delivered upon exercise of the Awards, at the election of the Board of Directors of the Company, may be Common Stock that is authorized but previously unissued, or stock reacquired by the Company, or both.

6.3 Subject to the provisions of Section 17, the maximum number of shares available for issuance under the Plan shall be at least ______ and will represent ten percent (10%) of the total number of shares outstanding. As such shares outstanding increase (which limit shall be determined without considering as outstanding any shares that are the subject of any unexercised options under the Plan or any other option plan of the Company or any Shares owned by the Company or any of its subsidiaries) such shares available for issuance under the plan share increase proportionately; provided, however, that the maximum number of Shares for which ISOs may be granted under the Plan shall not exceed ________ Shares (which number is subject to adjustment as provided in Section 17.2) The number of shares of Common Stock reserved under the Plan shall not be less than the total number of shares granted, whether exercised or unexercised for all Awards under the Plan.

6.4 Notwithstanding any other provision of the Plan to the contrary, in no event may any Grantee in any calendar year receive more than _____ Options whether they be ISOs or NQSOs, subject to adjustments as provided in Section 17 of the Plan.

6.5 Notwithstanding any other provision of the Plan to the contrary, in no event may any Grantee in any calendar year receive more than _____ SARs, subject to adjustments as provided in Section 17 of the Plan.


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6.6        Notwithstanding any other provision of the Plan to the contrary, in no event may any Grantee in any calendar year receive an award of Performance Awards having an aggregate maximum value as of their respective date of grant in excess of ___________.

6.7 Any shares of Common Stock awarded under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall again be available for the grant of other Awards under the Plan; provided, however, that forfeited shares or other securities shall not be available for further Awards if the Grantee has realized any benefits of ownership from such shares.

                                    SECTION 7
                                  STOCK OPTIONS

7.1 The Committee may grant Options, as follows, which shall be evidenced by a stock option agreement and may be designated as (i) NQSOs or
           (ii) ISOs:

         a)   NQSOS
              -----

                  (i) A NQSO is a right to purchase a specified number of shares of Common Stock during such time as the Committee may determine, not to exceed ten years, at a price determined by the Committee that is not less than the Fair Market Value of the Common Stock on the date the option is granted.

                  (ii) The purchase price of the Common Stock subject to the NQSO may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Common Stock or through a combination of Common Stock and cash or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

                  (iii) No NQSO may be exercised more than ten years after the date the NQSO is granted.

                  (iv) Without limiting the foregoing, to the extent permitted by law (including relevant state law):

                        A) the Committee may agree to accept, as full or partial
                           payment of the purchase price of Common Stock issued upon the exercise of the NQSO, a promissory note of the person exercising the NQSO evidencing the person's obligation to make future cash payments to the Company, which promissory note shall be payable as determined by the Company (but in no event later than five years after the date thereof), shall be secured by a pledge of the shares of



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                           Common Stock purchased and shall bear interest at a
                           rate established by the Committee; and

                        B) the Committee may permit the person exercising the
                           NQSO, either on a selective or aggregate basis, to simultaneously exercise the NQSO and sell the shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from sale as payment of the exercise price of the NQSO.

         (b)  ISOS
              ----

                  (i) No ISO may be granted under the Plan to a Non-Employee Director.

                  (ii) The aggregate Fair Market Value (determined at the time of the grant of the Award) of the shares of Common Stock subject to ISOs which are exercisable by a Grantee for the first time during a particular calendar year shall not exceed $100,000. To the extent that ISOs granted to a Grantee exceed the limitation set forth in the preceding sentence, ISOs granted last shall be treated as NQSOs.

                  (iii) No ISO may be exercisable more than:

                        A) in the case of a Grantee who IS NOT a Ten Percent
                           Shareholder, on the date the ISO is granted, ten years after the date the ISO is granted; and

                        B) in the case of a Grantee who IS a Ten Percent
                           Shareholder, on the date the ISO is granted, five years after the date the ISO is granted.

                  (iv) The exercise price of any ISO shall be determined by the Committee and shall not be less than:

                        A) in the case of a Grantee who IS NOT a Ten Percent
                           Shareholder on the date the ISO is granted, the Fair Market Value of the Common Stock subject to the ISO on such date; and

                        B) in the case of an employee who IS a Ten Percent
                           Shareholder on the date the ISO is granted, not less than 110 percent of the Fair Market Value of the Common Stock subject to the ISO on such date.

                  (v) The Committee may provide that the option price under an ISO may be paid by one or more of the methods available for paying the option price of an NQSO per Section 7.1(a)(iv).



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7.2        The Committee shall specify in the stock option agreement the terms upon which the Options shall become exercisable; provided, however that the Grantee continues to be employed by the Company on such anniversary date (ii) expire at the end of the maximum time frame allowable under Sections 7.1(a)(iii) or 7.1(b)(iii), as applicable, and (iii) be granted with an exercise price equal to the Fair Market Value.

7.3 The aggregate number of shares of Common Stock to be issued pursuant to ISOs shall not exceed five percent (5%) of the Company's outstanding shares, or in the event of a change in capitalization as described in Section 17.2.

                                    SECTION 8
                            STOCK APPRECIATION RIGHTS

7.2 The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than the Fair Market Value of a share of Common Stock on the date the SAR is granted. SARs may be granted in tandem with an Option in which event the Grantee has the right to elect to exercise either the SAR or the Option. Upon their election to exercise one of these Awards, the other Award is subsequently terminated. SARs may also be granted as an independent Award.

8.3 In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Shareholder on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110 percent of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

8.4 The applicable percentage and exercise price shall be established by the Committee at the time the SAR is granted.

                                    SECTION 9
                                RESTRICTED STOCK

9.1 Restricted Stock is Common Stock of the Company that is issued to a Grantee at a price determined by the Committee, which price may be zero, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

9.2 The Committee shall specify in the Award agreement the terms upon which such shares of Common Stock granted to a Grantee as an Award shall vest; provided,



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           however that the Grantee continues to be employed by the Company on such date.

9.3 The Committee may, in its discretion, provide for accelerated vesting of Restricted Stock upon the achievement of specified performance goals to be determined by the Committee.

9.4        Grantee may make the election under Section 83(b) of the Code.

                                   SECTION 10
                               PERFORMANCE AWARDS

10.1       A Performance Award granted under the Plan:

              a) may be denominated or payable in cash, Common Stock, Restricted Stock, other securities, or other Awards; and

              b) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

10.1 Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

                                   SECTION 11
                       OTHER STOCK-BASED INCENTIVE AWARDS

10.1 The Committee may from time to time grant Awards under this Plan that provide a Grantee the right to purchase Common Stock or units that are valued by reference to the Fair Market Value of the Common Stock (including, but not limited to, phantom securities or dividend equivalents) or to receive Deferred Shares which are stock-based incentive grants in lieu of a cash deferral of bonuses. Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a change of control of the Company); PROVIDED that such Awards shall not be inconsistent with the terms and purposes of the Plan.

11.2 The Committee shall determine the price of any Award and may accept any lawful consideration.



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                                   SECTION 12
                               EXERCISE OF OPTIONS

12.1 The Committee may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine subject to applicable law and the other requirements of this Plan.

12.2 The Committee may provide for termination of an Option in the case of termination of employment or directorship or any other reason.

12.3 An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment thereof and otherwise in accordance with the stock option agreement pursuant to which the Option was granted.

                                   SECTION 13
                     RIGHTS IN EVENT OF DEATH OR DISABILITY

13.1 If a Grantee dies or becomes subject to a Disability prior to termination of his or her right to exercise an Option in accordance with the provisions of his or her stock option agreement without having totally exercised the Option, the stock option agreement may provide that the Option may be exercised, to the extent that the shares with respect to the Option could have been exercised by the Grantee on the date of his or her death or Disability, by (i), in the event of the Grantee's death, the Grantee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or (ii), in the event of the Grantee's Disability, the Grantee or his or her personal representative.

13.2 In the event of the Grantee's death or Disability, the Option shall not be exercisable after the date of its expiration or more than six months from the date of the Grantee's death or Disability, whichever first occurs.

13.3 The date of Disability of a Grantee shall be determined by the Committee.

                                   SECTION 14
                                AWARD AGREEMENTS

14.1 Each Award granted under the Plan shall be evidenced by an award agreement between the Grantee to whom the Award is granted and the Company, setting forth the number of shares of Common Stock, SARs, or units subject to the Award and such other terms and conditions applicable to the Award not inconsistent with the Plan as the Committee may deem appropriate.

14.2 The award agreement for an Option shall also be referred to as a stock option agreement.


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                                   SECTION 15
                                 TAX WITHHOLDING

15.1 The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold federal income taxes or other taxes with respect to any Award made under the Plan. Such rules and procedures may provide:

              a) in the case of Awards paid in shares of Common Stock, the Company may withhold shares of Common Stock otherwise issuable upon exercise of such Award in order to satisfy withholding obligations, unless otherwise instructed by the Grantee or unless the Committee determines otherwise at the time of Grant; and

              b) in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Grantee; provided that the requirements of the Rules, to the extent applicable, must be satisfied with regard to any withholding pursuant to clause (a).

                                   SECTION 16
                                CHANGE OF CONTROL

16.1 For the purpose of the Plan, a "Change of Control" of the Company means a Change of Control of a nature that:

              (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

              (ii) results in a Change of Control of the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS) (or its predecessor agency), as in effect on the Effective Date, as defined in Section 21 hereof (provided, that in applying the definition of change of control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or

              (iii) without limitation such a Change of Control shall be deemed to have occurred at such time as;

                      (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the


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                           Company's outstanding securities ordinarily having
                           the right to vote at the election of directors except for any securities purchased by the Company in connection with the conversion to the stock forms;

                      (b) individuals who constitute the Board of Directors of the Company on the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of a least 75% of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same Nominating Committee serving under an Incumbent Board shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board;

                      (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs in which the Company is not the resulting entity or;

                      (d) the approval by shareholders of a proxy statement proposal soliciting proxies from shareholders of the Company, by someone other than the current management of the Company; seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company; or

                      (e) a tender offer is made and completed for 20% or more of the voting securities of the Company.

16.2 However, notwithstanding anything contained in this section to the contrary, a Change of Control shall not be deemed to have occurred as a result of an event described in (i), (ii), or (iii) (a), (c), or
           (e) above which resulted from an acquisition or proposed acquisition of stock of the Company by a person, as defined in the OTS' Acquisition of Control Regulations (12 C.F.R. 574) (The "Control Regulations"), who was an executive officer of the Company on January 19, 1990 and who has continued to serve as an executive officer of the Company as of the date of the event described in (i), (ii) or
           (iii) (a), (c) or (e) above (an "incumbent officer"). In the event a group of individuals acting in concert satisfies the definition of "person" under the Control Regulations, the requirements of the preceding sentence shall be satisfied and thus a Change of Control shall not be deemed to have occurred if at least one individual in the group is an incumbent officer.



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16.3       In the event of a Change of Control affecting the Company, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any Grantee to the contrary, all Awards that have not expired and which are then held by any Grantee (or the person or persons to whom any deceased Grantee's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

                                   SECTION 17
                          DILUTION OR OTHER ADJUSTMENT

17.1 If the Company is a party to any merger or consolidation, or undergoes any merger, consolidation, separation, reorganization, liquidation or the like, the Committee shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder.

17.2 In the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock or other similar change in capitalization or in the corporate structure of shares of the Common Stock, the Committee shall conclusively determine the appropriate adjustment in the option prices of outstanding Options, and the number and kind of shares or other securities as to which outstanding Awards shall be exercisable, and in the aggregate number of shares with respect to which Awards may be granted.

17.3 The number of shares reserved under the Plan shall adjust as the number of shares of Common Stock increase as provided in Section 6.3 of this Plan.

                                   SECTION 18
                                 TRANSFERABILITY

18.1 No Award, other than an NQSO, shall be sold, pledged, assigned, transferred, or encumbered by a Grantee other than by will or by the laws of descent and distribution.

18.2 Only an NQSO may be pledged, assigned, transferred, or gifted by a Grantee to another individual provided that the NQSO is pledged, assigned, transferred or gifted without consideration by a Grantee, subject to such rules as the Committee may adopt, to (i) a member of the Grantee's immediate family, (ii) a trust solely for the benefit of the Grantee and his or her immediate family or (iii) a partnership or limited liability company whose only partners or members are the Grantee and his or her Immediate Family (hereinafter referred to as the Permitted Transferee); PROVIDED that the Committee is notified in advance in



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1998 LONG-TERM INCENTIVE PLAN
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           writing of the terms and conditions of any proposed pledge, assignment, transfer, or gift and the Committee determines that such pledge, assignment, transfer or gift complies with the requirements of the Plan and the applicable Award agreement.

18.3 Any pledge, assignment or gift of an Award that does not comply with the provisions of the Plan and the applicable Award agreement shall be void and unenforceable against the Company.

18.4 All terms and conditions of a pledged, assigned, transferred or gifted Award shall apply to the beneficiary, executor, administrator, and Permitted Transferee, whether one or more, of the Grantee (including the beneficiary, executor and administrator of a permitted transferee), including the right to amend the applicable Award agreement; PROVIDED that the permitted transferee shall not pledge, assign, transfer, or gift an Award other than by will or by the laws of descent and distribution.

                                   SECTION 19
                            AMENDMENT OR TERMINATION

19.1 The Committee may at any time amend, suspend or terminate the Plan; PROVIDED, that:

              a) no change in any Awards previously granted may be made without the consent of the holder thereof; and

              b) no amendment, other than an amendment authorized by Section 17 or Section 6.3, may be made increasing the aggregate number of shares of the Common Stock with respect to which ISOs may be granted, or changing the class of employees eligible to receive ISOs hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company.

                                   SECTION 20
                               GENERAL PROVISIONS

20.1 No Awards may be exercised by a Grantee if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

20.2 A bona fide leave of absence approved by a duly constituted officer of the Company shall not be considered interruption or termination of service of any Grantee for any purposes of the Plan or Awards granted thereunder, except that no Awards may be granted to an Employee while he or she is on a bona fide leave of absence.



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1998 LONG-TERM INCENTIVE PLAN
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20.3       No Grantee shall have any rights as a shareholder with respect to any shares subject to Awards granted to him or her under the Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

20.4 Nothing contained in the Plan or in an Award agreement granted thereunder shall confer upon any Grantee any right to (i) continue in the employ of the Company or any of its Subsidiaries or continue serving on the Board of Directors of the Company or (ii) interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Grantee's employment at any time or service on the Board.

20.5 Any Award agreement may provide that stock issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks of forfeiture as the Committee may determine at the time such Award is granted.


                                   SECTION 21
                               PLAN EFFECTIVE DATE

21.1 The Plan shall become effective on the date of its adoption by the Board of Directors of the Company subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within twelve (12) months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan and any Awards granted thereunder, shall be null and void and the Company shall have no liability thereunder.

21.2 No Award granted under the Plan shall be exercisable until such shareholder approval has been obtained.

                                   SECTION 22
                                PLAN TERMINATION

22.1 No Award may be granted under the Plan on or after the date which is ten years following the effective date specified in Section 21, but Awards previously granted may be exercised in accordance with their terms.



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